UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

April 21, 2020

LIPOCINE INC.

(Exact name of registrant as specified in its charter)

Commission File No. 001-36357

Delaware	99-0370688
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

675 Arapeen Drive, Suite 202

Salt Lake City, Utah 84108

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (801) 994-7383

Former name or former address, if changed since last report: Not Applicable

______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

______________________

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	LPCN	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

As previously disclosed on its Current Report on Form 8-K filed on December 27, 2019, Lipocine Inc. ("Lipocine") received written notice from the staff (the "Staff") of the Listing Qualifications Department of The Nasdaq Stock Market ("Nasdaq") indicating that Lipocine was not in compliance with Nasdaq Listing Rule 5450(a)(1) because the closing bid price for Lipocine’s common stock had closed below $1.00 per share for the previous 30 consecutive business days (the "bid-price requirement"). On April 17, 2020, Lipocine received a letter ("New Notice") from the Staff of the Nasdaq indicating that, due to extraordinary market conditions, Nasdaq has tolled the compliance period for the bid-price requirement through June 30, 2020 (the "tolling period") and that on April 16, 2020 (the "Rule Change Date"), Nasdaq filed an immediately effective rule change with the SEC to implement the tolling period. The New Notice indicates that upon expiration of the tolling period and beginning on July 1, 2020, Lipocine will receive the balance of days remaining under its currently pending compliance period in effect at the Rule Change Date.

Accordingly, upon expiration of the tolling period and beginning on July 1, 2020, Lipocine will then have 69 calendar days from July 1, 2020, or until September 7, 2020, to regain compliance with the bid-price requirement. To regain compliance, the closing bid price of Lipocine’s common stock must meet or exceed $1.00 per share for a minimum of 10 consecutive business days during either the tolling period or during the 69 calendar days following the tolling period, unless the Staff exercises its discretion to extend this 10 business day period pursuant to Nasdaq Listing Rule 5810(c)(3)(F).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIPOCINE INC.

Date:	April, 21, 2020	By:	/s/ Mahesh V. Patel
Mahesh V. Patel
President and Chief Executive Officer